                                                                    EXHIBIT 99.9

Certification of Chief Financial Officer

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

    In connection with the Annual Report of 3Si Holdings, Inc. (the "Company") on Form 10-KSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: October 21, 2002         By: /s/ Frank W. Backes
                                   -----------------------------------------
                                   Frank W. Backes, Chief Technical Officer,
                                   Chief Financial Officer and Director